                                                                    Exhibit 99.1

For Immediate Release

Contact:  Michelle Mahue
          Vice President of Investor Relations
          Developers Diversified Realty
          Ph: 216.755.5500
          Email:  mmahue@ddr.com


                        DEVELOPERS DIVERSIFIED ANNOUNCES
                    $1.15 BILLION ACQUISITION OF PUERTO RICAN
                            SHOPPING CENTER PORTFOLIO

Cleveland, OH - November 2, 2004 -- Developers Diversified Realty (NYSE: DDR) announced it has entered into an agreement to purchase 15 Puerto Rican retail real estate assets, totaling nearly 5.0 million square feet from Caribbean Property Group, LLC ("CPG"). The transaction has a total value of approximately $1.15 billion, which represents a 7.4% cap rate on a pro-forma basis without the benefit of straightline rents. The transaction is expected to close during the first quarter of 2005, subject to the Company's due diligence and standard closing conditions.

To finance the acquisition, Developers Diversified intends to utilize approximately $300 million in proceeds generated by the joint venture sales of neighborhood grocery anchored centers from its existing portfolio. In addition, the Company will assume approximately $660 million of debt in connection with the acquisition from CPG, of which approximately 85% may be paid off within six months of closing of the acquisition. The Company will finance the remainder of the acquisition through a combination of sources, including additional asset sales, new debt financing and private equity. Developers Diversified is in discussions with the manager of Macquarie DDR Trust ("MDT") regarding certain assets in the CPG portfolio, which meet MDT's investment criteria that MDT may purchase in the future.

The CPG portfolio is located entirely in Puerto Rico. It is 97% leased and its largest tenants, based on revenues, include Wal*Mart/Sam's Club, Pueblo (grocery), Kmart, Footlocker, Novus (footwear), Caribbean Cinemas, Kress/Kress Kids (discount apparel), Payless, Marianne/ Marianne Plus (women's apparel/plus sizes), and Gap/Old Navy/Banana Republic.

Scott Wolstein, Developers Diversified's Chairman and Chief Executive Officer, commented, "We are very pleased to announce this transaction, which provides shareholders a highly accretive use of capital and an effective redeployment of the proceeds generated from our joint venture sales of neighborhood grocery anchored centers into a core portfolio of market dominant community center assets that fully reflects our investment strategy. This acquisition represents the largest portfolio of assets controlled by a single owner in Puerto Rico. This dominant presence has significant benefits given the island's population density, its outstanding retail sales and its substantial physical barriers to new supply."

Wolstein continued, "The Puerto Rican outlets of many major retailers, including Wal*Mart and Sam's Club, Sears, JC Penney, Kmart, Home Depot, Gap/Old Navy and OfficeMax are among the most productive stores in these retailers' portfolios. As a testimonial to these retailers' success, more U.S. big box tenants and category killers, such as Bed Bath & Beyond, Best Buy, Borders and Costco, have already moved into the Puerto Rican market. This acquisition provides us with an opportunity with which to strengthen our relationships with U.S. retailers interested in expanding into Puerto Rico or enhancing their existing presence."

A detailed list of the properties is attached to this announcement. In addition, a powerpoint presentation, which provides additional information on the transaction and the individual properties, is available on the Company's web site, www.ddr.com/cpg-powerpoint. Upon completion of the transaction, Developers Diversified will control the largest U.S. open air community center portfolio based on square footage, owning or managing over 470 operating and development retail properties in 44 states, plus Puerto Rico, comprising 107 million square feet.

PUERTO RICO OVERVIEW

The island of Puerto Rico has approximately 3,400 square miles and 4.0 million residents, creating a population density greater than any of the 50 states and has a higher absolute population than 24 states. Puerto Rico has significant physical barriers to development, with mountains located on approximately 70% of the land area and a substantial floodplain in the lower valley areas. A lack of high-quality developable sites and high construction costs limit any significant new retail development.

Puerto Rico has long fostered a business friendly approach to investment, offering businesses faster permitting, less regulation, favorable taxes and lower operating expenses than on the mainland. Furthermore, as a Commonwealth of the U.S., there are no additional foreign currency or political risks. Puerto Rico offers a highly educated workforce, with a literacy rate of over 94% and a college education rate of 56%, which is the 6th highest in the world.

In 2003, the island's GDP was $74.4 billion and was dominated by manufacturing, which generated 42% of GDP. Pharmaceuticals represented more than one half of this figure. Services, such as banking, finance and communications, are also fueling economic growth. Tourism is a minor, but growing component, accounting for 6% of GDP, and agriculture represented approximately 1%.

Retail sales in Puerto Rico have consistently increased at a long-term rate comparable to that of the U.S. and consumer spending as a percent of consumer income in Puerto Rico is more than double that of the U.S. As a result of these spending patterns, the high population density on the island, and physical barriers to entry, Puerto Rico offers an outstanding environment to retailers. The major retail trade areas are mature and very dense. Due to the limited supply of retail space, occupancy rates are high, averaging over 95%.

Developers Diversified currently owns and manages approximately 460 retail operating and development properties in 44 states totaling approximately 102 million square feet of real estate. The Company is a self-administered and self-managed real estate investment trust (REIT) operating as a fully integrated real estate company which acquires, develops and leases shopping centers. You can learn more about Developers Diversified on the internet at www.ddr.com.

Interested parties are invited to join Developers Diversified's executive management team for a live conference at the Waldorf Astoria in New York, New York on Thursday, November 4, 2004 at 10 a.m. EST. The conference can also be accessed by dialing 1-800-884-5695 at least ten minutes prior to the scheduled start of the conference. When prompted, provide the passcode: 10568096. Callers will also be able to participate in the question and answer period of the conference.

The conference will be recorded and available for replay beginning at 1:30 p.m., November 4, 2004 and will be available until 11:59 p.m., December 4, 2004. To access the conference call recording, please call 888-286-8010 and use the access code: 26012398. The conference call will be webcast by CCBN, www.ccbn.com, and can be accessed via Developers Diversified's web site, www.ddr.com.

Developers Diversified Realty Corporation considers portions of this information to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934, both as amended, with respect to the Company's expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward looking statements. The acquisition is subject to standard closing conditions. In addition, there are a number of important factors that could cause the results of the Company to differ materially from those indicated by such forward-looking statements, including, among other factors, local conditions such as oversupply of space or a reduction in demand for real estate in the area, competition from other available space, dependence on rental income from real property or the loss of a major tenant. For more details on the risk factors, please refer to the Company's Form on 10-K as of December 31, 2003.

                CARRIBBEAN PROPERTY GROUP ACQUISITION PORTFOLIO


--------------------------------------------------------------------------------------------------------------------
               PROPERTY NAME            LOCATION            GLA                        KEY TENANTS
--------------------------------------------------------------------------------------------------------------------
   1   Plaza del Sol                    San Juan          711,379       Wal-Mart, Best Buy, Home Depot, Caribbean
                                                                        Cinemas, Bed Bath & Beyond, Old Navy, Pep
                                                                         Boys, Sally Beauty, Payless, Footlocker,
                                                                           Lady Footlocker, Sunglass Hut, Lens
                                                                         Crafters, GNC, Pizzeria Uno, Rave Girl,
                                                                          Rave, Perfumania, Gap/Gap Kids, Banana
                                                                          Republic, Ann Taylor Loft, Group USA,
                                                                          Chili's, Motherhood Maternity, Mikasa,
                                                                         Radio Shack, Verizon, Marianne, Pacific
                                                                          Sunwear, Suncoast Video, Limited Too,
                                                                              Johnny Rockets, KB Toys, 5-7-9
--------------------------------------------------------------------------------------------------------------------
   2   Plaza del Norte                   Arecibo          671,000          Wal-Mart, J C Penney, Pueblo, Sears,
                                                                         Cinevista Cinemas, Toys "R" Us, Kids "R"
                                                                        Us, The Gap, 5-7-9, Blockbuster, GNC, Hot
                                                                         Topic, Kids Footlocker, Lady Footlocker,
                                                                             Zales, Pacific Sunwear, Payless,
                                                                        Perfumania, Radio Shack, Rave Girl, Rave,
                                                                        KB Toys, Sally Beauty, Shoe Zone, Marianne,
                                                                                  Motherhood Maternity
--------------------------------------------------------------------------------------------------------------------
   3   Plaza Escorial                   Carolina          601,535           Wal-Mart, Sam's Club, Home Depot,
                                                                          OfficeMax, Borders, Caribbean Cinemas,
                                                                         David's Bridal, Footlocker, Payless, Old
                                                                        Navy, Radio Shack, Group USA, Rave, Sally
                                                                           Beauty, TGI Friday's, Vitamin World
--------------------------------------------------------------------------------------------------------------------
   4   Plaza Rio Hondo                  San Juan          535,334          Capri, CompUSA, Kmart, Pueblo Xtra,
                                                                          Caribbean Cinemas, Marshalls, Payless,
                                                                        Walgreens, Radio Shack, Vitamin World, GNC,
                                                                        Rave Girl, Claire's Boutique, Rave, Zales,
                                                                           Kids Footlocker, Footlocker, Pacific
                                                                           Sunwear, KB Toys, Gamestop, Cingular
                                                                           Wireless, Blockbuster, Champs, 5-7-9
--------------------------------------------------------------------------------------------------------------------
   5   Plaza Palma Real                 Humacao          441,834        Wal-Mart, J C Penney, Capri, Pueblo Xtra,
                                                                       CineVista Theaters, Champs Sports, Chili's,
                                                                         Footlocker, Lady Footlocker, One Price
                                                                            Clothing, Payless, Pep Boys, GNC,
                                                                         Perfumania, KB Toys, Radio Shack, Sally
                                                                                          Beauty
--------------------------------------------------------------------------------------------------------------------
   6   Plaza Cayey                      Cayey            340,119         Wal-Mart Supercenter, Caribbean Cinemas,
                                                                        Pep Boys, Footlocker, Sally Beauty, Radio
                                                                           Shack, KB Toys, Payless, Always 99,
                                                                         Perfumania, Baker Shoes, Rave, CitiBank,
                                                                                      Vitamin World
--------------------------------------------------------------------------------------------------------------------
   7   Plaza Isabela                    Isabela          259,035        Wal-Mart, Pueblo Xtra, Caribbean Cinemas,
                                                                       Footlocker, Pep Boys, Radio Shack, GNC, KB
                                                                           Toys, One Price Clothing $7, Payless,
                                                                        Marianne, Gamestop, Rainbow Shop, Sally
                                                                                    Beauty, Footaction
--------------------------------------------------------------------------------------------------------------------



   8   Plaza Fajardo                    Fajardo          251,402        Wal-Mart, Walgreens, Pueblo Xtra, Champs
                                                                        Sports, Footlocker, Lady Footlocker, Radio
                                                                          Shack, GNC, Gordon's Jewelry, Payless,
                                                                           Baker Shoes, 5-7-9, Rave, Rave Girl,
                                                                                        Footaction
--------------------------------------------------------------------------------------------------------------------
 9/10  Plaza del Oeste/Camino Real      San German       233,918       Kmart, Caribbean Cinemas, Pueblo Xtra, Pep
                                                                           Boys, Blockbuster, Footlocker, GNC.
                                                                       Marianne, Payless, Radio Shack, Rave, Sally
                                                                                      Beauty, KFC
--------------------------------------------------------------------------------------------------------------------
  11   Plaza del Atlantico              Arecibo          222,953       Big Kmart, Capri, Footlocker, Radio Shack,
                                                                        Baker Shoes, Christie, KB Toys, Gamestop,
                                                                       One Price Clothing, Payless, Pearle Vision
                                                                        Express, Mastercuts, Rainbow, Shoe Zone
--------------------------------------------------------------------------------------------------------------------
  12   Senorial Plaza                   San Juan         209,568       Big Kmart, Rave, Sally Beauty, Radio Shack,
                                                                       Gamestop, GNC, Shoe Zone, Perfumania, First
                                                                       Bank, Zales, Payless, One Price Clothing $7
--------------------------------------------------------------------------------------------------------------------
  13   Plaza Vega Baja                  Vega Baja         184,938           Big Kmart, Pueblo Xtra, Walgreens,
                                                                              Gamestop, Footlocker, Payless,
                                                                          Marianne/Marianne Plus, Pearle Vision,
                                                                                     Rave, Shoe Zone
--------------------------------------------------------------------------------------------------------------------
  14   Plaza Wal-Mart                    Guayama          163,599          Wal-Mart, Athletic Xpress, KB Toys,
                                                                           Payless, Pearle Vision, Radio Shack,
                                                                                        Supercuts
--------------------------------------------------------------------------------------------------------------------
  15   Rexville Plaza                   San Juan          132,383       Pueblo Xtra, Capri, Donato, Subway, Always
                                                                              99, Rent-A-Center, Burger King
--------------------------------------------------------------------------------------------------------------------
